                            AIM OPPORTUNITIES I FUND
                            AIM OPPORTUNITIES II FUND
                           AIM OPPORTUNITIES III FUND

             (SERIES PORTFOLIOS OF AIM SPECIAL OPPORTUNITIES FUNDS)

                        Supplement dated October 5, 2005
      to the Statement of Additional Information dated February 28, 2005, as revised April 8, 2005 and as supplemented April 29, 2005, May 23, 2005,
                      July 1, 2005 and September 28, 2005

The following information replaces in its entirety the language appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - INVESTMENT TECHNIQUES - SHORT SALES" in the Statement of Additional Information:

         "SHORT SALES. The Funds intend from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Funds do not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Funds must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Funds, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Funds are required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

         To secure their obligation to deliver to such broker-dealer the securities sold short, the Funds must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale (including the proceeds of the short sale). As a result of these requirements, the Funds will not gain any leverage merely by selling short, except to the extent that they earn interest on the immobilized cash or liquid securities. The amounts deposited with the broker-dealer or segregated as described above do not have the effect of limiting the amount of money that the Funds may lose on a short sale.

         The Funds are said to have a short position in the securities sold short until they deliver to the broker-dealer the securities sold short, at which time the Funds receive the proceeds of the sale. The Funds will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The Funds will realize a gain if the price of a security declines between the date of the short sale and the date on which the Funds purchase a security to replace the borrowed security. On the other hand, the Funds will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Funds may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Funds' investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

         The Funds may also make short sales "against the box", meaning that at all times when a short position is open the Funds own an equal amount of such securities or securities convertible into or exchangeable for, without payment of further consideration, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short "against the box", a Fund will segregate an equal amount of the securities sold short or securities convertible into or exchangeable for an equal amount of such securities. Short sales "against the box" result in a "constructive sale" and require the Funds to recognize any taxable gain unless an exception to the constructive sale rule applies.

         Short sales and short sales "against the box" may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. There is no assurance that the Funds will be able to enter into such arrangements."

The following information replaces in its entirety the second paragraph appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES, OTHER SERVICE PROVIDERS - TRANSFER AGENT" in the Statement of Additional Information:

         "The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, P, R, AIM Cash Reserves and Investor Class Shares, the TA Agreement provides that the Trust on the behalf of the Funds will pay AIS at a rate of $21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month."


The following information replaces in its entirety the last paragraph appearing under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - PURCHASES OF CLASS A SHARES AT NET ASSET VALUE" in the Statement of Additional Information:

         "In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

         o        the reinvestment of dividends and distributions from a Fund;

         o        exchanges of shares of certain Funds;

         o the purchase of shares in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

         o        a merger, consolidation or acquisition of assets of a Fund."


Effective October 1, 2005, Raymond Stickel, Jr. was elected Trustee of the AIM Funds. The following information is added under the heading "TRUSTEES AND OFFICERS - INDEPENDENT TRUSTEES" in Appendix B in the Statement of Additional
Information:

                                 TRUSTEE
"NAME, YEAR OF BIRTH AND         AND/OR                                                                       OTHER
POSITION(S) HELD WITH THE        OFFICER                                                               TRUSTEESHIP(S) HELD
        TRUST                     SINCE      PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS                   BY TRUSTEE
---------------------------      -------     -------------------------------------------               -------------------

INDEPENDENT TRUSTEES

Raymond Stickel, Jr. - 1944       2005       Retired                                                   None"
Trustee                                      Formerly:  Partner, Deloitte & Touche

Additionally, effective October 1, 2005, Mr. Stickel was appointed as a member of the Audit Committee of the Boards of Trustees of the AIM Funds.